EXHIBIT 10.19


                           WAIVER AND AMENDMENT NO. 2

                                       TO

                           THIRD AMENDED AND RESTATED

                      LONG TERM REVOLVING CREDIT AGREEMENT

                                       AND

                      SHORT TERM REVOLVING CREDIT AGREEMENT


            This WAIVER AND AMENDMENT NO. 2, dated as of May 15, 2000 (the "Amendment"), to each of (i) the SHORT TERM REVOLVING CREDIT AGREEMENT, dated as of June 4, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Short Term Credit Agreement"), by and among Ag-Chem Equipment Co., Inc. (the "Borrower"), the institutions from time to time party thereto as lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Short Term Lenders"), and Bank One, NA, as Agent (the "Agent") and (ii) the THIRD AMENDED AND RESTATED LONG TERM REVOLVING CREDIT AGREEMENT, dated as of June 4, 1999 (the "Long Term Credit Agreement", and together with the Short Term Credit Agreement, the "Credit Agreements"), by and among the Borrower, certain subsidiaries of the Borrower (the "Multicurrency Subsidiary Borrowers"), the Short Term Lenders and Bank One Canada, formerly known as First Chicago NBD Bank, Canada, as the lenders thereunder (the "Long Term Lenders"), and the Agent, is entered into by each of the parties to the Credit Agreements. Capitalized terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreements.

                                   WITNESSETH

            WHEREAS, the Borrower, the Short Term Lenders and the Agent are parties to the Short Term Credit Agreement and, together with the Multicurrency Subsidiary Borrowers and Bank One Canada, are parties to the Long Term Credit Agreement;

            WHEREAS, the Borrower and the Multicurrency Subsidiary Borrowers have requested that the Short Term Lenders and the Long Term Lenders (together, the "Lenders") and the Agent provide a limited waiver under each of the Credit Agreements with respect to the financial covenant set forth in Section 5.2(c) of each of the Credit Agreements;

            WHEREAS, each of the Borrower and each of the Multicurrency Subsidiary Borrowers also wishes to amend the Credit Agreements to which it is a party in certain respects;

            WHEREAS, the Lenders and the Agent are willing to provide such limited waivers and amend the Credit Agreements on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Multicurrency Subsidiary Borrowers, the Agent and the Lenders hereby agree as follows:

      1. Limited Waiver. Effective as of the date hereof, as expressly limited hereby and subject to the satisfaction of the conditions precedent set forth in
Section 3 below, the Lenders and the Agent hereby agree to waive the requirements, as existed immediately prior to the effectiveness of this Amendment, of Section 5.2(c) of each of the Credit Agreements with respect to the fiscal quarter ended March 31, 2000.

      2. Amendment. Effective as of the date first above written and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreements shall be and hereby are amended as follows:

            (a) The definition of "Interest Coverage Ratio" set forth in Section
1.01 of each Credit Agreement is hereby amended to delete therefrom clause (a) thereof and to substitute the following therefor: "(a) EBITDA of the Company and its consolidated Subsidiaries."

            (b) The definition of "Termination Date" set forth in Section 1.01 of the Short Term Credit Agreement is hereby amended to delete therefrom the date "June 2, 2000" and to substitute therefor the date "June 1, 2001".

            (c) A new defined term, "Working Capital Coverage Ratio", shall be added to Section 1.01 of each Credit Agreement in alphabetical order immediately following the definition of "Type of Advance":

            "Working Capital Coverage Ratio" means the ratio of (a) the sum of the face amount of the accounts receivable of the Company and its consolidated Subsidiaries MINUS the amount of accounts receivable classified as doubtful determined in accordance with GAAP PLUS the value of the inventory of the Company and its consolidated Subsidiaries valued at the lower of cost or market on a last-in first-out basis determined in accordance with GAAP to (b) the sum of the principal amount of the Obligations of the Company to the Lenders under the Loan Documents PLUS the outstanding principal indebtedness of the Company under that certain Note Agreement dated as of April 6, 1994 with respect to the Company's 6.83% Series A Senior Notes due April 6, 2001 PLUS the outstanding principal indebtedness of the Company pursuant to that certain Note Agreement dated as of October 10, 1995 with respect to the Company's 7.25% Series A Senior Notes due April 6, 2005.

            (d) Article II of the Short Term Credit Agreement is hereby amended to insert therein at the end thereof the following Section 2.12:

      "2.12 Termination Date Extension. The Company may request an extension of the Termination Date in effect at any time by submitting a written request for an extension to the Agent (an "Extension Request") not more than 59 and not less than 30 days prior to the then effective Termination Date. The request must specify the new Termination Date and the date (which must be at least 30 days after the Extension Request is delivered to the Agent but not later than the then-existing Termination Date) as of which the new Termination Date shall be effective (the "Extension Date"). The new Termination Date shall be 360 days after the Extension Date, including the Extension Date as one of the days in the calculation of the days elapsed. Promptly upon receipt of an Extension Request, the Agent shall notify each Lender of the contents thereof and shall request each Bank to approve the Extension Request. Each Lender approving the Extension Request shall deliver its written consent no later than the Extension Date. Any consent delivered by a Lender to the Agent may be revoked up to and including the fourth day prior to the Extension Date, but shall be irrevocable thereafter. If the consent of each of the Required Lenders is received by the Agent and remains in effect on the Extension Date, the new Termination Date shall become effective on the Extension Date, but only with respect to each Lender which has consented to the Extension Request and the Agent shall promptly notify the Borrower and each Lender of the new Termination Date. Failure of a Lender to respond to an Extension Request after such Lender's receipt of the Extension Request from the Agent shall be deemed a denial of such request. If any Lender does not consent to an Extension Request which is approved by the Required Lenders, then on the Termination Date in effect on the date of the Extension Request but without giving effect to approval of the Extension Request, (a) the Company shall pay to such Lender all amounts then payable to such Bank under this Agreement and (b) such Lender's Commitment shall terminate."

            (e) Section 5.2(b) of each Credit Agreement is hereby amended in its entirety to read as follows:

            "Total Liabilities to Tangible Net Worth." Permit or suffer the ratio of Total Liabilities to Tangible Net Worth to exceed: (1) 2.75 to 1.0 at the end of the fiscal quarter ending March 31, 2000 or (ii) 2.50 to 1.0 at the end of each fiscal quarter ending on or after June 30, 2000 and on or prior to March 31, 2001 or (iii) 2.0 to 1.0 at the end of each fiscal quarter ending on or after June 30, 2001.

            (f) Section 5.2(c) of each Credit Agreement is hereby amended in its entirety to read as follows:

            "Interest Coverage Ratio." Permit or suffer the Interest Coverage Ratio to be less than (i) 2.0 to 1.0 for the fiscal period ending March 31, 2000 or (ii) 1.50 to 1.0 for the fiscal periods ending June 30, 2000, September 30, 2000 and December 31, 2000 or (iii) 2.0 to 1.0 for the fiscal period ending March 31, 2001 or (iv) 2.25 to 1.0 for the fiscal period ending June 30, 2001 or (v) 2.5 to
            1.0 for the fiscal periods ending September 30, 2001, December 31, 2001,

            March 31, 2002 and June 30, 2002 or (vi) 3.25 to 1.0 for
            the fiscal periods ending September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003 or (vii) 3.5 to 1.0
            for each fiscal period ending as of the end of each fiscal quarter ending on or after September 30, 2003.

            (g) Section 5.2(d) of each Credit Agreement is hereby amended:

            (I) to delete from clause (ii) therein the phrase "on an unsecured basis and then at prevailing market terms" and to substitute therefor the phrase "and which, if secured, is secured on terms substantially similar to those evidenced by the Collateral Sharing Agreement dated as of May 15, 2000 to which the Company is a party, and documents related thereto, and which memorializes then prevailing market terms" and

            (II) is hereby amended to delete clause (iii) therefrom and to substitute the following therefor:

            "(iii) Indebtedness secured by Permitted Liens; provided, however, that the proceeds of Indebtedness incurred in connection with the grant of the Permitted Liens described in Section 5.2(e)(viii) shall be applied toward the satisfaction of amounts owing under the Short Term Revolving Credit Agreement, dated as of June 4, 1999, as amended from time to time, among Ag-Chem Equipment Co., Inc., certain financial institutions and Bank One, NA, as Agent, and the Third Amended and Restated Long Term Revolving Credit Agreement, dated as of June 4, 1999, as amended from time to time, among Ag-Chem Equipment Co., Inc., certain of its affiliates, certain financial institutions and Bank One, NA, as Agent."

            (h) Section 5.2(e) of each Credit Agreement is hereby amended to insert therein the following clauses (viii) and (ix):

            "(viii) Liens on Ag-Chem Equipment Co., Inc.'s real property located in Minnetonka, Minnesota, including, without limitation, fixtures located on such property, provided that no such Lien shall be granted subsequent to the occurrence and continuance of an Event of Default without the consent of the Agent, and

            (ix) any Lien granted by a Loan Party in favor of the Agent securing the "Obligations" as defined in the Collateral Sharing Agreement, dated as of the date hereof, among the Agent, the Lenders, the holders of notes issued pursuant to the Note Agreement, dated as of April 6, 1994, to which Ag-Chem Equipment Co., Inc. is a party and the holders of notes issued pursuant to the Note Agreement, dated as of October 10, 1995, to which Ag-Chem Equipment Co., Inc. is a party (as acknowledged by Ag-Chem Equipment Co., Inc. and certain of its affiliates, and as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Collateral Sharing Agreement")."

            (i) Section 5.2(g) of each Credit Agreement is hereby amended to insert after clause (vi) therein the following clause (vii):

            "(vii) accounts receivable and/or instruments owed to or in favor of a Loan Party that are sold, transferred, and/or assigned in an arms-length transaction for a fair market price by such Loan Party; provided, that no such sale, transfer or assignment shall occur without the Agent's consent after the occurrence of an Event of Default; provided, further, that 100% of the proceeds resulting from such sale, transfer or assignment shall be applied toward the satisfaction of the Obligations under the Loan Documents."

            (j) Section 5.2(l) of each Credit Agreement is hereby amended in its entirety as follows:

            "(l) Dividends. Declare or pay dividends or make other stockholder distributions or redemptions, or commit to make any distribution of cash or property to its shareholders at any time after the Effective Date, other than (x) dividends or distributions made by a Loan Party to the Company or made by a Loan Party to another Loan Party, so long as the Loan Party receiving such dividend or distribution has guaranteed the Obligations and has secured its obligations under its guaranty and (y) so long as no Default or Event of Default has occurred and is continuing and no Default or Event of Default would occur upon payment of such amounts,
      (i) the Company may pay cash dividends or dividends paid solely in shares of the Company and (ii) the Company may repurchase or redeem shares of its capital stock for an amount not to exceed $3,000,000 per fiscal year."

            (k) Section 5.2 of each Credit Agreement is hereby amended by adding a new Section 5.2(n) to read as follows:

            "Working Capital Coverage Ratio." Permit or suffer the Working Capital Coverage Ratio to be less than 1.30 to 1.0 as of the end of any fiscal quarter.

            (l) The signature pages to the Short Term Credit Agreement are hereby deleted therefrom and the signature pages attached hereto as Schedule I are hereby substituted therefor.

            (m) The signature pages to the Long Term Credit Agreement are hereby deleted therefrom and the signature pages attached hereto as Schedule II are hereby substituted therefor.

      3. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof, if, and only if the Agent shall have received:

      (i) six (6) duly executed originals of this Amendment from the Borrower, the Multicurrency Subsidiary Borrowers and the Required Lenders,

      (ii) guaranty reaffirmations, in form and substance acceptable to the Agent, for each guaranty of the Obligations entered into by Ag-Chem Sales Co., Inc., Lor*Al Products, Inc., Ag-Chem Manufacturing Co., Inc., and Ag-Chem Equipment Canada, Ltd.,

      (iii) Security Agreements, in form and substance acceptable to the Agent, entered into by Ag-Chem Sales Co., Inc., Lor*Al Products, Inc., Ag-Chem Manufacturing Co., Inc., and Ag-Chem Equipment Canada, Ltd., pursuant to which such entities secured their obligations under their respective guarantees,

      (iv) UCC-1 financing statements delivered in connection with the Security Agreements referenced in clause (iii);

      (v) a fully executed copy of the Collateral Sharing Agreement, dated as of the date hereof, entered into by, among others, the Borrower, the Agent and the Lenders,

      (vi) a fully executed copy, in form and substance acceptable to the Agent, of the letter agreement, dated as of the date hereof, delivered in connection with the Note Agreement to which the Borrower is a party that is dated as of April 6, 1994, and

      (vii) a fully executed copy, in form and substance acceptable to the Agent, of the letter agreement, dated as of the date hereof, delivered in connection with the Note Agreement to which the Borrower is a party that is dated as of October 10, 1995.

      4. Representations and Warranties of the Borrower and the Multicurrency Subsidiary Borrowers. Each of the Borrower and each Multicurrency Subsidiary Borrower hereby represents and warrants as follows:

            (a) Each of the Credit Agreements to which each of the Borrower and each Multicurrency Subsidiary Borrower is a party as previously executed constitutes the legal, valid and binding obligation of the Borrower and each Multicurrency Subsidiary Borrower and is enforceable against the Borrower and each Multicurrency Subsidiary Borrower in accordance with its terms.

            (b) Upon the effectiveness of this Amendment, each of the Borrower and each Multicurrency Subsidiary Borrower hereby (i) represents that no Default or Event of Default exists under the terms of the Credit Agreements to which it is a party, (ii) reaffirms all covenants, representations and warranties made in the Credit Agreements to which it is a party, and (iii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

      5. Effect on the Credit Agreement.

            (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in each Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to such Credit Agreement, as amended hereby.

            (b) Except as specifically amended above, the Credit Agreements and all other documents, instrument/s and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent, nor constitute a waiver of any provision of either Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

      6. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.

      7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

      8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      9. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      10. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

               The remainder of this page is intentionally blank.

      IN WITNESS WHEREOF, this Waiver and Amendment No. 2 has been duly executed as of the day and year first above written.


AG-CHEM EQUIPMENT CO., INC., as the     AG-CHEM EUROPE, B.V., as a Multicurrency
Borrower                                Subsidiary Borrower

By:  /s/ John Retherford                By:  /s/  John Retherford
   ---------------------                   ----------------------
Name:  John Retherford                  Name:  John Retherford
Title: CFO                              Title: CFO


AG-CHEM EQUIPMENT CANADA, LTD., as      BANK ONE, NA, as a Lender and as Agent
a Multicurrency Subsidiary Borrower     under the Credit Agreements

By:  /s/ John Retherford                By:  /s/ Kevin Gillen
   ----------------------                  ----------------------
Name:  John Retherford                  Name:  Kevin Gillen
Title: CFO                              Title: Vice President



COOPERATIEVE CENTRALE RAIFFEISEN-       HARRIS TRUST AND SAVINGS BANK, as a
BOERENLEENBANK B.A., "RABOBANK          Lender under the Credit Agreements
INTERNATIONAL", NEW YORK BRANCH,
as a Lender under the Credit
Agreements

By:                                     By:  /s/ Catherine Ciolek
   ----------------------                  ----------------------
Name:                                   Name:  Catherine Ciolek
Title:                                  Title: Vice President

By:
   ----------------------
Name:
Title:

BANK ONE CANADA, formerly known as
First Chicago NBD Bank, Canada, as a
Lender under the Long Term Credit
Agreement

By:  /s/ Randall Taylor
   ----------------------
Name:  Randall Taylor
Title: Sr. Vice President

By:
   ----------------------
Name:
Title:

                                   SCHEDULE I
                                       TO
                           WAIVER AND AMENDMENT NO. 2


                 Signature Pages to Short Term Credit Agreement

                                    Attached.

                                       AG-CHEM EQUIPMENT CO., INC.

                                       By: /s/ John Retherford
                                           -----------------------------
                                       Name:  John Retherford
                                       Title: CFO

                                       Notice Information:
                                       5720 Smetana Drive
                                       Minnetonka, MN 55343
                                       Attention: John Retherford
                                       Telephone No.: (612) 933-9006
                                       Facsimile No.: (612) 933-8799

                                       BANK ONE, NA

                                       By: /s/ Kevin L. Gillen
                                           -----------------------------
                                       Name:  Kevin L. Gillen
                                       Title: Vice President

                                       Notice Information:
                                       1 Bank One Plaza
                                       Chicago, IL 60670
                                       Attention: Jenny Gilpin
                                       Telephone No.: (312) 732-5867
                                       Facsimile No.: (312) 732-1117

                                       Commitment: $12,142,857.14
                                       Percentage: 40.4762%

                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A.,
                                       "RABOBANK INTERNATIONAL", NEW YORK BRANCH

                                       By:
                                           -----------------------------
                                       Name:
                                       Title:

                                       Notice Information:
                                       245 Park Avenue
                                       New York, NY 10167
                                       Attention: Corporate Services Department
                                       Telephone No.: (212) 916-7800
                                       Facsimile No.: (212) 818-0233

                                       with a copy to:
                                       Rabobank International
                                       300 South Wacker Drive
                                       Suite 3500
                                       Chicago, IL 60606-6610
                                       Attention: Tom Levasseur
                                       Telephone No.: (312) 408-8249
                                       Facsimile No.: (312) 408-8240

                                       Commitment: $8,928,571.43
                                       Percentage: 29.7619%

                                       HARRIS TRUST AND SAVINGS BANK

                                       By: /s/ Catherine Ciolek
                                           -----------------------------
                                       Name:  Catherine Ciolek
                                       Title: Vice President

                                       Notice Information:
                                       111 West Monroe Street
                                       10th Floor West
                                       Chicago, IL 60603
                                       Telephone No.: (312) 461-3271
                                       Facsimile No.: (312) 293-5040

                                       Commitment: $8,928,571.43
                                       Percentage: 29.7619%

                                   SCHEDULE II
                                       TO
                           WAIVER AND AMENDMENT NO. 2


                  Signature Pages to Long Term Credit Agreement

                                    Attached.

                                       AG-CHEM EQUIPMENT CO., INC.

                                       By: /s/ John Retherford
                                           -----------------------------
                                       Name:  John Retherford
                                       Title: CFO

                                       Notice Information:
                                       5720 Smetana Drive
                                       Minnetonka, MN 55343
                                       Attention: John Retherford
                                       Telephone No.: (612) 933-9006
                                       Facsimile No.: (612) 933-8799

                                       AG-CHEM EUROPE, B.V.

                                       By: /s/ John Retherford
                                           -----------------------------
                                       Name:  John Retherford
                                       Title: CFO

                                       Notice Information:
                                       5720 Smetana Drive
                                       Minnetonka, MN 55343
                                       Attention: John Retherford
                                       Telephone No.: (612) 933-9006
                                       Facsimile No.: (612) 933-8799

                                       AG-CHEM EQUIPMENT CANADA, LTD.

                                       By: /s/ John Retherford
                                           -----------------------------
                                       Name:  John Retherford
                                       Title: CFO

                                       Notice Information:
                                       5720 Smetana Drive
                                       Minnetonka, MN 55343
                                       Attention: John Retherford
                                       Telephone No.: (612) 933-9006
                                       Facsimile No.: (612) 933-8799

                                       BANK ONE, NA

                                       By: /s/ Kevin L. Gillen
                                           -----------------------------
                                       Name:  Kevin L. Gillen
                                       Title: Vice President

                                       Notice Information:
                                       1 Bank One Plaza
                                       Chicago, IL 60670
                                       Attention: Jenny Gilpin
                                       Telephone No.: (312) 732-5867
                                       Facsimile No.: (312) 732-1117

                                       Tranche A Commitment: $16,190,476.19
                                       Percentage: 40.4762%

                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A.,
                                       "RABOBANK INTERNATIONAL", NEW YORK BRANCH

                                       By:
                                           -----------------------------
                                       Name:
                                       Title:

                                       Notice Information:
                                       245 Park Avenue
                                       New York, NY 10167
                                       Attention: Corporate Services Department
                                       Telephone No.: (212) 916-7800
                                       Facsimile No.: (212) 818-0233

                                       with a copy to:
                                       Rabobank International
                                       300 South Wacker Drive
                                       Suite 3500
                                       Chicago, IL 60606-6610
                                       Attention: Tom Levasseur
                                       Telephone No.: (312) 408-8249
                                       Facsimile No.: (312) 408-8240

                                       Tranche A Commitment: $11,904,761.90
                                       Percentage: 29.7619%

                                       HARRIS TRUST AND SAVINGS BANK

                                       By: /s/ Catherine Ciolek
                                           -----------------------------
                                       Name:  Catherine Ciolek
                                       Title: Vice President

                                       Notice Information:
                                       111 West Monroe Street
                                       10th Floor West
                                       Chicago, IL 60603
                                       Telephone No.: (312) 461-3271
                                       Facsimile No.: (312) 293-5040

                                       Commitment: $11,904,761.90
                                       Percentage: 29.7619%

                                       BANK ONE CANADA

                                       By: /s/ Randall Taylor
                                           -----------------------------
                                       Name:  Randall Taylor
                                       Title: Sr. Vice President

                                       By:
                                           -----------------------------
                                       Name:
                                       Title:

                                       Notice Information:
                                       161 Bay Street
                                       Suite 4240
                                       Toronto, Ontario M5J 2S1
                                       CANADA
                                       Attention: Jerry Hynes
                                       Telephone No.: (416) 365-5260
                                       Facsimile No.: (416) 363-7574

                                       Tranche B Commitment: US$5,000,000
                                       Percentage: 100% of the Canadian Advances